Executive Share-Based Compensation	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Executive Share-Based Compensation
22)	EXECUTIVE SHARE-BASED COMPENSATION
Stock-based awards granted to executives are defined as equity instruments, considering that the services received from employees are settled by delivering shares. The cost of these equity instruments represent their estimated fair value at the grant date of each plan and is recognized in the statement of operations during the periods in which the executives render services and vest the exercise rights.
CEMEX, S.A.B. de C.V. sponsors different long-term restricted share-based compensation programs for a wide range of executives, including top management, executives and other key performers, including beginning in 2022 those executives in CLH, providing for the grant of CEMEX CPOs (jointly the “Share-Based Compensation Programs”). Shares under each annual plan are initially restricted and are proportionately released to the executives as services are rendered at the end of each year over periods of three to four years depending on the plan, to the extent they remain in the Company at the settlement date, except for the top management’s plan, which, in addition, comprises a tri-annual
internal and external performance metrics that depending on their weighted achievement, may result in a final award at the end of the third year between 0% and 200% of the target for each annual program.
The required Parent Company’s CPOs that are delivered to the executives to meet the Company’s awards are either newly issued or purchased, at the Company’s election. For these purposes, an external trust in which the executives are beneficiaries, receives funding from CEMEX to incur these purchases. Under the Share-Based Compensation Programs, during 2022, 2021 and 2020, executives on a global basis received 109.2 million CPOs, 93.4 million CPOs and 83.8 million CPOs, respectively. As of December 31, 2022, there are 264.4 million CPOs associated with these annual programs that are expected to be delivered in the following years as the executives render services and performance metrics are met, when applicable.
Until December 31, 2021, under the Share-Based Compensation Programs, those eligible executives belonging to the operations of CLH and subsidiaries received shares of CLH, significantly sharing the same conditions of CEMEX’s plans. During 2022, 2021 and 2020, executives received 813,980 shares, 713,927 shares and 1,383,518 shares, respectively, that were held in CLH’s treasury, corresponding to the vested portion of prior years’ grants. Beginning in 2022, CLH’s executives receive CEMEX CPO awards. As of December 31, 2022, there are 2,662,885 shares of CLH associated with these annual programs that are expected to be delivered to the executives as services are rendered.
In addition, those eligible executives belonging to the operations of CHP and subsidiaries receive shares of CHP, significantly sharing the same conditions of CEMEX’s plans. During 2022, 2021 and 2020, executives received 19,177,703, 16,511,882 and 11,546,350 CHP’s shares, respectively. The combined compensation expense related to the programs described above as determined considering the fair value of the awards at the date of grant in 2022, 2021 and 2020, was recognized in the operating results of each subsidiary where the executives render services against other equity reserves. Upon vesting of the awards, in case of newly issued CPOs, the Parent Company recycles the fair value of the stock from other equity reserves to additional paid-in
capital within equity, and when the Parent Company funds the executives, it recognizes a decrease in other equity reserves against cash and amounted to $52 in 2022, $42 in 2021 and $44 in 2020. As of December 31, 2022 and 2021, there were no options or commitments to make payments in cash to the executives based on changes in the market price of the Parent Company’s CPO, CLH’s shares and/or CHP’s shares.